                             A M E N D M E N T NO. 2

                                       TO

                               LOAN SALE AGREEMENT

         The LOAN SALE AGREEMENT, dated August 4, 2004 (the "Agreement"), among
MortgageIT, Inc., a New York corporation, as a seller ("MortgageIT"), MortgageIT
Holdings, Inc., a Maryland corporation, as a seller ("MortgageIT Holdings", and together with MortgageIT, the "Sellers", and each, individually, a "Seller") and
MortgageIT SPV I, a Delaware statutory trust (the "Trust") acting with respect to the REIT Sub-Trust as the purchaser and, separately, acting with respect to the TRS Sub-Trust as the purchaser, is hereby being amended by this Amendment
No. 2 dated as of August 2, 2005 (this "Amendment"), which amendment shall be effective as of the date hereof as follows:

1.   Amended Terms.  The defined term "Termination Date" in Schedule 1 to the Agreement is hereby amended to read as follows:

                  "`Termination Date' shall mean August 3, 2007."

2.   Representations and Warranties. Each of the Sellers hereby represents and warrants to the Agent that, after giving effect to the amendment provided for herein, the representations and warranties contained in the Agreement and the other Transaction Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

3.   No Other Amendments, Effective Date.

     (a) Except and to the extent expressly amended herein, the Agreement shall remain in full force and effect, without any waiver, or additional amendment or modification of any other provision thereof.

     (b) The amendment effected hereby shall be deemed to apply prospectively from and after the date hereof.

4.   Expenses. The Sellers agree to pay and reimburse the Agent for all of the reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Dewey Ballantine
LLP, counsel to the Agent.

5.   Governing Law. This Amendment, in all respects, shall be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance, without regard to principles of conflicts of law.

6.   Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute but one and the same instrument.

7.   Merger and Integration. Upon execution of this Amendment by the parties to the Agreement, this Amendment shall be incorporated into and merged together with the Agreement. Except as provided herein, all provisions, terms and conditions of the Agreement shall remain in full force and effect and the
Agreement as hereby amended is further ratified and reconfirmed in all respects.

8.   Capitalized Terms. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Agreement.

9.   Voting Rights. For the convenience of cross-referencing, reference is hereby made to that certain direction letter of even date herewith (the
"Direction Letter") wherein MortgageIT, as the Administrator of MortgageIT SPV I under the Administration Agreement and a Depositor under the Trust Agreement,
(a) directs Wilmington Trust Company to take all such action with respect to the
Trust as is consistent with the terms and conditions of each of the Agreement and the Trust Agreement and (b) thereby represents and warrants that (i) it is the holder of the majority of Voting Rights and (ii) the actions to be taken by
Wilmington Trust Company pursuant to the Direction Letter and hereunder are authorized by, and do not conflict with, the Transaction Documents.

10.  Liability. It is expressly understood and agreed by the parties that (a)
this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust
Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding the Trust with respect thereto, (c)
nothing herein contained shall be construed as creating any liability on
Wilmington Trust Company, individually or personally, to perform any covenant either expressly or impliedly contained herein, and the right to claim any and all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust hereunder or under any other related documents. Nothing expressed or implied in the preceding sentence, however, shall alter the terms and conditions of Section 5.1 of the Trust Agreement.

                  [Remainder of page intentionally left blank.]

                                    2

                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered as of the date specified above.

                                     MORTGAGEIT SPV I, ACTING WITH
                                     RESPECT TO THE REIT SUB-TRUST, AS
                                     PURCHASER

                                     By: WILMINGTON TRUST COMPANY,
                                         not in its individual capacity,
                                         but solely as Owner Trustee
                                         under the Trust Agreement

                                     By: /s/ Jennifer A. Luce
                                         ----------------------------------
                                         Name:  Jennifer A. Luce
                                         Title:  Financial Services Officer

                                     MORTGAGEIT SPV I, ACTING WITH
                                     RESPECT TO THE TRS SUB-TRUST, AS
                                     PURCHASER

                                     By: WILMINGTON TRUST COMPANY,
                                         not in its individual capacity,
                                         but solely as Owner Trustee
                                         under the Trust Agreement

                                     By: /s/ Jennifer A. Luce
                                         ----------------------------------
                                         Name:  Jennifer A. Luce
                                         Title:  Financial Services Officer

                                     MORTGAGEIT, INC.

                                     By: /s/ John R. Cuti
                                         ----------------------------------
                                         Name:  John R. Cuti
                                         Title:  General Counsel and Secretary

                                     MORTGAGEIT HOLDINGS, INC.

                                     By: /s/ John R. Cuti
                                         ----------------------------------
                                         Name:  John R. Cuti
                                         Title:  General Counsel and Secretary

         [Signature Page to Amendment No. 2 to Loan Sale Agreement]

ACKNOWLEDGED AND AGREED TO:

UBS REAL ESTATE SECURITIES INC.

By:   /s/ Robert Carpenter
     ------------------------------
      Name:  Robert Carpenter
      Title:    Executive Director

By:   /s/ George A. Mangiaracina
     ------------------------------
      Name:  George A. Mangiaracina
      Title:    Managing Director

            [Signature Page to Amendment No. 2 to Loan Sale Agreement]